SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                       ----------------------------------
                                  FORM 8-K/A
                                Amendment No. 1
                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 May 15, 1997

                             ROYAL OAK MINES INC.
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             (Exact name of registrant as specified in its charter)

                       Commission File Number 1-4350

ONTARIO, CANADA                                 98-0160821
(State or other jurisdiction of                 (I.R.S. Employer Identification
incorporation or organization)                    No.)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland,  Washington
U.S.A.                                          98033
(Address of principal executive offices)        (Postal/Zip Code)

(425) 822-8992
Registrant's telephone number, including area code












     This Amendment No. 1 on Form 8-K/A amends the Registrant's Form 8-K filed May 22, 1997.

Item 5.   Other Events

     On May 15, 1997, the Registrant issued the press release (the "Press Release") set forth as Exhibit 99.1 to its Current Report on Form 8-K filed
May 22, 1997.   This Amendment No. 1 to the Form 8-K amends the Registrant's
Consolidated Balance Sheets set forth in the Press Release to include dollar amounts that inadvertently were omitted in the line item "Deferred Revenue and Other Liabilities" and to bring the line item "Deferred Reclamation Costs" to the left margin. The Consolidated Balance Sheets as amended herein are consistent with the Registrant's Consolidated Balance Sheets as set forth in the Registrant's Quarterly Report on Form 10-Q filed May 15, 1997.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (C) Exhibits

         99.1 Royal Oak Mines Inc. press release, dated May 15, 1997 (as amended).


SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             ROYAL OAK MINES INC.


Date:   May 15, 1997                         By: /s/ James H. Wood
                                                 -----------------------
                                                 James H. Wood
                                                 Chief Financial Officer